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THIS INSTRUMENT PREPARED BY
AND RETURN TO:

David N. Morrison, Esq.
MORRISON & CONROY, P.A.
975 Sixth Avenue South
Naples, Florida 33940



                          FIRST NATIONAL BANK OF NAPLES
                         MORTGAGE AND SECURITY AGREEMENT


         THIS MORTGAGE AND SECURITY AGREEMENT is made this 31st day of May, 1996, by CERTIFIED DIABETIC SUPPLIES INC., a Florida corporation, whose address is 1951 J & C Boulevard, Naples, Florida 33942 ("Mortgagor"), in favor of FIRST NATIONAL BANK OF NAPLES, a national banking association, whose address is 900 Goodlette Road, North, Naples, Florida 33940 ("Mortgagee").

                                   WITNESSETH:

         WHEREAS, Mortgagee has made a loan of even date herewith to Mortgagor in the original principal amount of Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00), and in consideration therefor, Mortgagor has agreed to pay the same, with interest thereon, according to the terms of that certain Promissory Note made by Mortgagor to the order of Mortgagee in the original principal amount of Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00), bearing even date herewith, with final payment being due on December 28, 1998 (such Promissory Note being hereinafter referred to as the "Note").

         NOW, THEREFORE, to secure the performance and observance by Mortgagor of all covenants and conditions in the Note and the indebtedness evidenced thereby and in this instrument and in all other instruments securing the Note and in order to charge the properties, interests and rights hereinafter described with such payment, performance or observance, and for and in consideration of the sum of Ten and 00/100 Dollars ($10.00) this date paid by Mortgagee to Mortgagor, and for such other valuable consideration, the receipt of which is acknowledged, Mortgagor does hereby grant, bargain, sell, alienate, remise, release, convey, assign, transfer, mortgage, hypothecate, pledge, deliver, set over, warrant and confirm unto Mortgagee, its successors and assigns forever, a security interest in and fee simple title to the following properties:

                             THE MORTGAGED PROPERTY

         The term "Mortgaged Property" as used herein shall be as hereinafter defined.

         (A) The Land. All those parcels and tracts of land located in the County of Collier, State of Florida (collectively, the "Land"), described in Exhibit "A" attached hereto and made a part hereof;

         (B) The Improvements. Together with all buildings, structures and improvements of every nature whatsoever now or hereafter situated on the Land, and all fixtures, machinery, appliances, equipment, and personal property of every nature whatsoever now or hereafter owned by


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Mortgagor and located in or on, or attached to, or used or intended to be used in connection with or with the operation of, the Land, buildings, structures or other improvements, including all extensions, additions, improvements, betterments, renewals and replacements to any of the foregoing and all of the right, title and interest of Mortgagor in and to any such personal property or fixtures together with the benefit of any deposits or payments now or hereafter made by Mortgagor or on its behalf (the "Improvements");

         (C) Easements or Other Interests. Together with all easements, zoning variances and exceptions, rights of way, gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances whatsoever, in any way belonging, relating or appertaining to any of the property hereinabove described, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Mortgagor, and the reversion and reversions, remainder and remainders, rents, issues and profits thereof, and all the estate, right, title, interest, property, possession, claim and demand whatsoever, at law as well as in equity, of Mortgagor of, in and to the same, including but not limited to all judgments, awards of damages and settlements hereafter made resulting from condemnation proceedings or the taking of the property described in paragraphs
(A), (B) and (C) hereof or any party thereof under the power of eminent domain, or for any damage (whether caused by such taking or otherwise) to the property described in paragraphs (A), (B) and (C) hereof or any part thereof, or to any rights appurtenant thereto, and all proceeds of any sales or other dispositions of the property described in paragraphs (A), (B) and (C) hereof or any part thereof.

         (D) Assignment of Rents. Together with all rents, royalties, issues, profits, revenue, income and other benefits from any property described in paragraphs (A), (B) and (C) hereof to be applied against the indebtedness and other sums secured hereby, provided, however, that permission is hereby given to Mortgagor so long as no default has occurred hereunder, to collect, receive, take, use and enjoy such rents, royalties, issues, profits, revenue, income and other benefits as they become due and payable, but not in advance thereof. The foregoing assignment shall be fully operative without any further action on the part of either party and specifically Mortgagee shall be entitled, at its option upon the occurrence of a default hereunder, to all rents, royalties, issues, profits, revenue, income and other benefits from any property described in paragraphs (A), (B) and (C) hereof whether or not Mortgagee takes possession of such property described in paragraphs (A), (B) and (C) hereof. Upon any such default hereunder, the permission hereby given to Mortgagor to collect such rents, royalties, issues, profits, revenue, income and other benefits from the property described in paragraphs (A), (B) and (C) hereof shall terminate and such permission shall not be reinstated upon a cure of the default without the specific consent of Mortgagee. Neither the exercise of any rights under this paragraph by Mortgagee nor the application of any such rents, royalties, issues, profits, revenue, income or other benefits to the indebtedness and other sums secured hereby, shall cure or waive any default or notice of default hereunder or invalidate any act done pursuant hereto or to any such notice, but shall be cumulative of all other rights and remedies.

         (E) Assignment of Leases. Together with all right, title, and interest of Mortgagor in and to any and all leases now or hereafter on or affecting any property described in paragraphs (A), (B) and (C) hereof, together with all security therefor and all monies payable thereunder, subject, however, to the conditional permission hereinabove given to Mortgagor to collect the rentals under any such lease. The foregoing assignment of any lease shall not be deemed to impose upon Mortgagee any of the obligations or duties of Mortgagor provided in any such lease, and Mortgagor agrees to fully perform all obligations of the lessor under all such leases. Upon Mortgagee's request, Mortgagor agrees to send to Mortgagee a list of all leases covered by the foregoing


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assignment and as any such lease shall expire or terminate or as any new lease shall be made, Mortgagor shall so notify Mortgagee in order that at all times Mortgagee shall have a current list of all leases affecting the property described in paragraphs (A), (B) and (C) hereof. Mortgagee shall have the right, at any time and from time to time, to notify any lessee of the rights of Mortgagee as provided by this paragraph. From time to time, upon request of Mortgagee, Mortgagor shall specifically assign to Mortgagee as additional security hereunder, by an instrument in writing in such form as may be approved by Mortgagee, all right, title and interest of Mortgagor in and to any and all leases now or hereafter on or affecting the Mortgaged Property, together with all security therefor and all monies payable thereunder, subject to the conditional permission hereinabove given to Mortgagor to collect the rentals under any such lease. Mortgagor shall also execute and deliver to Mortgagee any notification, financing statement or other document reasonable required by Mortgagee to perfect the foregoing assignment as to any such lease.

                   This instrument constitutes an absolute and present assignment of the rents, royalties, issues, profits, revenue, income and other benefits from the Mortgaged Property, Mortgagor to collect, receive, take, use and enjoy the same as provided hereinabove; provided, further, that the existence or exercise of such right of Mortgagor shall not operate to subordinate this assignment to any subsequent assignment, in whole or in part, by Mortgagor, and any such subsequent assignment by Mortgagor shall be subject to the rights of Mortgagee hereunder.

         (F) Fixtures and Personal Property. Together with a security interest in all fixtures, fittings, furnishings, appliances, apparatus, equipment, machinery and other personal property, including, without limitation, all gas an electric fixtures, radiators, heaters, engines and machinery, boilers, ranges, ovens, elevators and motors, bathtubs, sinks, water closets, basins, pipes, faucets and other air conditioning, plumbing, and heating fixtures, mirrors, mantles, refrigerating plant, refrigerators, iceboxes, dishwashers, carpeting, furniture, laundry equipment, cooking apparatus and appurtenances, and all building material, supplies and equipment now located on or hereafter delivered to the Land and intended to be installed therein; all other fixtures and personal property of whatever kind and nature at present contained in or hereafter placed in any building standing on the Land; and all renewals or replacements thereof or articles in substitution thereof; and all proceeds and profits thereof and all of the estate, right, title and interest of Mortgagor in and to all property of any nature whatsoever, now or hereafter situated on the Land or intended to be used in connection with the operation thereof; all leases and use agreements of machinery, equipment and other personal property of Mortgagor in the categories hereinabove set forth, under which Mortgagor is the lessee of, or entitled to use, such items, and all deposits made therefor; and Mortgagor (Debtor) hereby grants to Mortgagee (Creditor) a security interest in all fixtures, rights and personal property described herein. This Mortgage is a self operative security agreement with respect to such property, but Mortgagor agrees to execute and deliver on demand such other security agreements, financing statements, continuation statements and other instruments as Mortgagee may request in order to perfect its security interest or to impose the lien hereof more specifically upon any of such property and Mortgagor hereby constitutes and appoints Mortgagee as Agent and attorney-in-fact to make, execute, deliver and record any instruments for the purpose of effecting the lien and security interests of this Mortgage and continuing the effect thereof. The foregoing power of attorney is irrevocable and coupled with an interest. Mortgagee shall have all the rights and remedies in addition to those specified herein of a secured party under the Uniform Commercial Code.

                  Everything referred to in paragraphs (A), (B), (C), (D), (E), and (F) hereof and nay additional property hereafter acquired by Mortgagor and subject to the lien of this mortgage or intended to be so is herein referred to as the "Mortgaged Property".


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                  To have and to hold the Mortgaged Property and all parts
thereof unto Mortgagee, its successors and assigns, for enforcing the payment of the Note when due and payable according to the true interest and meaning of the stipulations and provisions of the Note, and the payment and performance of all other obligations of Mortgagor hereunder and under the Note. The foregoing amounts evidenced by the Note, or due and payable by Mortgagor under the Note, or under the provisions hereof including advances by Mortgagee for the purpose of paying taxes or premiums on insurance on the Mortgaged Property or to repair, maintain, or improve the Mortgaged Property and all renewal or renewals and extension or extensions of the Note are secured hereby and collectively referred to herein as "Secured Indebtedness"; provided, however, that upon the express conditions that if Mortgagor, its successors and assigns shall well and truly pay or cause to be paid unto the holder of the Note and Secured Indebtedness and shall well and truly keep, observe and perform all and singular the covenants and provisions in the Note and any other instrument securing the Note, this instrument shall be canceled to its own proper use and benefit forever, subject, however, to the terms and conditions herein.

                                   ARTICLE ONE
                                    COVENANTS

         1.01 Performance of Note, Mortgage, etc. Mortgagor shall perform, observe and comply with all provisions hereof, of the Mortgage and every other applicable instrument securing the Note, and will promptly pay all sums required to be paid by Mortgagor pursuant to the provisions of this Mortgage and of every other instrument securing the Note when payment shall become due, all without deduction or credit for taxes or other similar charges paid by Mortgagor.

         1.02 Warranty of Title. Mortgagor covenants and warrants that it is seized of an indefeasible estate in fee simple in the Land and any other real property hereby mortgaged, has good and absolute title to all existing personal property hereby mortgaged or made subject to the security interest hereby created and has good right, full power and lawful authority to convey, mortgage and encumber the same as provided herein; that Mortgagee may at all times peaceably and quietly enter upon, hold, occupy and enjoy the Land and any other real property hereby mortgaged and every part thereof; that the Land, real property and all existing personal property hereby mortgaged or made subject to the security interest hereby created are free and clear of all liens, security interests, charges and encumbrances whatsoever, except for those certain matters set forth in Exhibit "B" attached hereto and made a part hereof ("Permitted Exceptions"). Mortgagor shall and will make such further assurances to perfect Mortgagor's fee simple title to the Land and the real property hereby mortgaged, and the title to the personal property hereby mortgaged or made subject to the security interest hereby created as may reasonably be required. Mortgagor fully warrants the title to the Land, real property and all existing personal property hereby mortgaged or made subject to the security interest hereby created and every part thereof, and will forever defend the same against the claims of all persons whomsoever. Mortgagor hereby warrants and represents that the Mortgaged Property shall be utilized only as a commercial premises and is not now nor has the Mortgaged Property every been designated as Mortgagor's homestead.

         1.03 Transfer of Property. Mortgagor shall not sell, convey, transfer, lease or further encumber any interest in or any part of the Mortgaged Property, without the prior written consent of Mortgagee.

         1.04 Further Assurances. At any time and from time to time, upon Mortgagee's request, Mortgagor shall make, execute and deliver or cause to be made, executed and delivered to Mortgagee and, where appropriate, shall cause to be recorded or filed, from time to time, in such


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offices and places as shall be deemed desirable by Mortgagee any and all such further mortgages, instruments of further assurance, certificates and other documents as Mortgagee may consider necessary or desirable in order to effectuate, complete, enlarge or perfect, or to continue and preserve the obligations of Mortgagor under this Mortgage, and the lien of this Mortgage as a first and prior lien upon all of the Mortgaged Property (subject to the Permitted Exceptions), whether now owned or hereafter acquired by Mortgagor.

         1.05 After Acquired Property. The lien of this Mortgage will automatically attach, without further act, to all after acquired real or personal property located in or on, appurtenant to or attached to, or used or intended to be used in connection with or with the operation of, the Mortgaged Property or any part thereof.

         1.06 Taxes. Mortgagor shall pay, when due and payable, (a) all taxes, assessments, general or special, and other charges levied on, or addressed, placed or made against the Mortgaged Property, this instrument or the Secured Indebtedness or any interest of Mortgagee in the Mortgaged Property or the obligations secured hereby; (b) all premiums on policies of fire and other hazard insurance covering the Mortgaged Property, as required herein. Mortgagor shall promptly deliver to Mortgagee receipts showing payment in full of all of the above items. Upon demand by Mortgagee, Mortgagor shall pay to Mortgagee, together with and in addition to the payment of principal and interest payable under the terms of the Note, on the installment-paying dates of the Note, until the Secured Indebtedness is paid in full or until notification from Mortgagee to the contrary, an amount reasonably sufficient (as estimated by Mortgagee) to provide Mortgagee with funds to pay said taxes, assessments, insurance premiums, rents and other charges next due so that Mortgagee will have sufficient funds on hand to pay same thirty (30) days before the date of which they become past due. In no event shall Mortgagee be liable for any interest on any amount paid to it as herein required, and the money so received may be held and commingled with its own funds, pending payment or application thereof as herein provided. Mortgagor shall furnish to Mortgagee, at least thirty (30) days before the date on which the same will become past due, an official statement of the amount of said taxes, assessments, insurance premiums and rents next due, and Mortgagee shall pay said charges to the amount of the then unused credit therefor as and when they become severally due and payable. An official receipt therefor shall be conclusive evidence of such payment and of the validity of such charges.

                  Mortgagee may, at its option, pay any of these charges when payable, either before or after they become past due, without notice, or make advances therefor in excess of the then amount of credit for said charges. The excess amount advanced shall become part of the Secured Indebtedness and bear interest at the rate provided in the Note from date of advancement. Mortgagee may apply credits held by it for the above charges or any part thereof on account of any delinquent installments of principal or interest or any other payments maturing or due under this instrument, and the amount of credit existing at any time shall be reduced by the amount thereof paid or applied as herein provided. The amount of the existing credit hereunder at the time of any transfer of the Land shall, without assignment thereof, inure to the benefit of the successor-owner of the Land and shall be applied under and subject to all of the provisions hereof. Upon payment in full of the Secured Indebtedness, the amount of any unused credit shall be paid over to the person entitled to receive it.

         1.07      Insurance.

                  (a) Mortgagor shall keep the Mortgaged Property insured for the benefit of Mortgagee against loss or damage by fire, lightning, windstorm, hail, explosion, riot, riot attending a


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strike, civil commotion, aircraft, vehicles and smoke and such other hazards as
Mortgagee may from time to time require, and rental or business interruption insurance against any abatement of rent or other casualty in surplus by a standard fire and extended coverage insurance company, all in amounts approved by Mortgagee not exceeding 100% of full replacement cost; all insurance herein provided for shall be in a form and issued by companies approved by Mortgagee; and regardless of the types or amounts of insurance required and approved by Mortgagee, Mortgagor shall assign and deliver to Mortgagee, as collateral and further security for the payment of the Secured Indebtedness, all policies of insurance which insure against any loss or damage to the Mortgaged Property, with loss payable to Mortgagee, without contribution by Mortgagee, pursuant to the New York Standard or other mortgagee clause satisfactory to Mortgagee. If Mortgagee, by reason of such insurance, receives any money for loss or damage, such amount may, at the option of Mortgagee, be retained and applied by Mortgagee toward payment of the Secured Indebtedness, or be paid over, wholly or in part, to Mortgagor for the repair or replacement of the Mortgaged Property or any part thereof, or for any other purpose or object satisfactory to Mortgagee, but Mortgagee shall not be obligated to see to the proper application of any amount paid over to Mortgagor.

                  (b) Not less than thirty (30) days prior to the expiration date of each policy of insurance required of Mortgagor pursuant to this Article, and of each policy of insurance held as additional collateral to secure the Secured Indebtedness, Mortgagor shall deliver to Mortgagee a renewal policy or policies marked "premium paid" or accompanied by other evidence of payment satisfactory to Mortgage.

                  (c) In the event of a foreclosure of this Mortgage, the purchaser of the Mortgaged Property shall succeed to all the rights of Mortgagor, including any right to unearned premiums, in and to all policies of insurance assigned and delivered to Mortgagee, with respect to all property conveyed and to be conveyed by this Mortgage, pursuant to the provisions of this Article.

                  (d) Any prepayment of the indebtedness evidenced by the Note, whether in whole or in part resulting from the application of insurance proceeds, shall be without any premium, charge or expense whatsoever.

         1.08 Care of Mortgaged Property. Mortgagor shall maintain the Mortgaged Property in good condition and repair, shall not commit or suffer any waste to the Mortgaged Property, and shall comply with, or cause to be complied with, all restrictive covenants, statutes, ordinances and requirements of any governmental authority relating to the Mortgaged Property and the use thereof or any part thereof. Mortgagor shall promptly repair, restore, replace or rebuild any part of the Mortgaged Property, now or hereafter encumbered by this Mortgage, which may be affected by any proceeding of the character referred to in Article 1.09 herein. No part of the Mortgaged Property, including, but not limited to, any building, structure, parking lot, driveway, landscape scheme, timber or other ground improvement, equipment or other property, now or hereafter conveyed as security by or pursuant to this Mortgage, shall be removed, demolished or materially altered without the prior written consent of Mortgagee. Mortgage shall complete, within a reasonable time, and pay for any building, structure or other improvement at any time in the process of construction on the property herein conveyed. Mortgagor shall not initiate, join in or consent to any change in any private restrictive covenant, zoning ordinance or other public or private restrictions limiting or defining the uses which may be made of the Mortgaged Property or any part thereof without the prior written consent of Mortgagee. Mortgagee and any persons authorized by Mortgagee shall have the right to enter and inspect the Mortgaged Property at all reasonable times and access thereto shall be permitted for that purpose.


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         1.09 Condemnation. Notwithstanding any taking of any property, herein conveyed and agreed to be conveyed, by eminent domain, alteration of the grade of any street or other injury to, or decrease in value of, the Mortgaged Property by any public or quasi-public authority or corporation, Mortgagor shall continue to pay principal and interest on the Secured Indebtedness, and any reduction in the Secured Indebtedness resulting from the application by Mortgagee of any award or payment for such taking, alterations, injury or decrease in value of the Mortgaged Property, as hereinafter set forth, shall be deemed to take effect only on the date of such receipt; and said award or payment may, at the option of Mortgagee, be retained and applied by Mortgagee toward payment of the Secured Indebtedness or be paid over, wholly or in part, to Mortgagor for the purpose of altering, restoring or rebuilding any part of the Mortgaged Property which may have been altered, damaged or destroyed as a result of any such taking, alteration of grade, or other injury to the Mortgaged Property, or for any other purpose or object satisfactory to Mortgagee, but Mortgagee shall not be obligated to see to the application of any amount paid over to Mortgagor. If, prior to the receipt by Mortgagee of such award or payment, the Mortgaged Property shall have been sold on foreclosure of this Mortgage, Mortgagee shall have the right to receive said award or payment to the extent of any deficiency found to be due upon such sale, with legal interest thereon, whether or not a deficiency judgment on this Mortgage shall have been sought or recovered or denied, and of the reasonable counsel fees, costs and disbursements incurred by Mortgagee in connection with the collection of such award or payment.

         1.10 Statements and Other Information. Mortgagor shall deliver to Mortgagee, at any time within thirty (30) days after notice and demand by Mortgagee but not more frequently than once per month, a statement in such reasonable detail as Mortgagee may request, certified by Mortgagor or an executive officer or treasurer of a corporate Mortgagor, or, at the option of Mortgagee, by a certified public accountant, of the income from and expenses of any one or more of the following: (a) the conduct of any business on the Mortgaged Property, (b) the operation of the Mortgaged Property, or (c) the sale or leasing of the Mortgaged Property or any part hereof, for the last twelve
(12) months calendar period prior to the giving of such notice, and, on demand, Mortgagor shall furnish to Mortgagee executed counterparts of any such leases and convenient facilities for the audit and verification of any such statement.

                                   ARTICLE TWO
                                    DEFAULTS

         2.01 Event of Default. The term Event of Default, wherever used in this Mortgage, shall mean any one or more of the following events and each of the following events shall constitute an event of default hereunder:

                  (a) Failure by Mortgagor to pay, within ten (10) days of the due date specified in the Note, any installment of principal or interest due under the Note; or

                  (b) Failure by Mortgage or pay, within thirty (30) days of when due and payable, the Secured Indebtedness; or

                  (c) Failure by Mortgagor to perform or observe any of the covenants, agreements or conditions on the part of the Mortgagor in this instrument or in any other instrument securing all or any part of the Secured Indebtedness; or


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                  (d) Without limiting the foregoing, should Mortgagor violate any provision of any Lease as defined in that certain Assignment of Rents and Leases by Mortgagor in favor of Mortgagee of even date with respect to the Mortgaged Property; or

                  (e) Without limiting the foregoing, should any event of default occur under any term or condition of the Construction Loan Agreement of even date given by Borrower in favor of Mortgagee; or

                  (f) Should Mortgagor, or any guarantor of the Secured Indebtedness or any portion thereof (all of such parties being hereinafter referred to as "Obligors") make any assignment for the benefit of creditors, or should a receiver, liquidator or trustee of any of the Obligors or of any of the property of any of the Obligors be appointed, or should any petition for the bankruptcy, reorganization or arrangement of any of the Obligors, pursuant to the Federal Bankruptcy Act or any similar statute, be filed by any of the Obligors, or should any such proceeding be filed against any of the Obligors and remain undismissed for a period of thirty (30) days, or should any of the Obligors in any proceeding admit its insolvency or inability to pay its debts as they fall due or should any of the Obligors be liquidated or dissolved or its articles of incorporation expire or be revoked; or

                  (g) Should Mortgagor sell, encumber, convey or otherwise transfer any interest in the Mortgaged Property or any portion thereof, whether or not such interest is subject or subordinate to the interest of Mortgagee, without prior written consent of Mortgagee; or

                  (h) Failure by Mortgagor or any guarantor of the Secured Indebtedness to pay, as and when due and payable, any installment of principal and interest due under any other obligation of Mortgagor to Mortgagee, whether such obligation shall currently exist or shall arise at any time during the term of this Mortgage; or

                  (i) The sale or other disposition of any interest in Mortgagor to any third party, without the prior written consent of Mortgagee; or

                  (j) Failure by Mortgagor to pay, as and when due and payable, any installment of principal and/or interest due under any other obligation of Mortgagor to any other party, whether such obligation shall currently exist or shall arrive at anytime during the term of this Mortgage.

         2.02 Acceleration of Maturity. If an Event of Default shall have occurred, Mortgagee may declare the outstanding principal amount of the Note and the interest accrued thereon, and all other sums secured hereby, to be due and payable immediately and upon such declaration such principal and interest and other sums shall immediately become and be due and payable without demand or notice.

         2.03 Power of Enforcement. If an Event of Default shall have occurred, Mortgagee may, either with or without entry or taking possession as hereinabove provided or otherwise, proceed by suit or suits at law or in equity or by any other appropriate proceeding or remedy: (a) to enforce payment of the Note or the performance of any term hereof or any other right; (b) to foreclose this Mortgage and to sell, in its entirety separate lots or parcels, the Mortgaged Property under the judgment or decree of a court or courts of competent jurisdiction; and (c) to pursue any other remedy available to it. Mortgagee shall take action either by such proceedings or by the exercise of its powers with respect to entry or taking possession, or both, as Mortgagee may determine.


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         2.04 Proceeds of Foreclosure. In the event the Mortgaged Property or any portion thereof shall be sold in foreclosure proceedings or other proceedings that may be authorized by law, the proceeds of such sale shall be applied as follows: first, to the payment of all expenses incurred hereunder, including reasonable payment of all expenses or in incurred hereunder, including reasonable attorney's fees, as may be necessary for the collection of the Secured Indebtedness or any part thereof and the foreclosure of this Mortgage; second, to the payment, with interest as provided herein, of whatever sum or sums Mortgagee may have paid or become liable to pay in carrying out the objects, terms and stipulations of this Mortgage, including specifically, without limitation, sums paid for taxes and insurance; third, to the payment and satisfaction of the Secured Indebtedness and the balance, if any, being payable to Mortgagor or to such other person or entity who shall be law be entitled to such balance.

         2.05 Leases. Mortgagee, at its option, is authorized to foreclose this Mortgage, subject to the rights of any tenants of the Mortgaged Property, if any, and the failure to make any such tenants parties defendant to any such foreclosure proceedings and to foreclose their rights will not be, nor be asserted by Mortgagor to be, a defense to any proceedings instituted by Mortgagee to collect the Secured Indebtedness or to collect any deficiency remaining unpaid after the foreclosure sale of the Mortgaged Property.

         2.06 Purchase by Mortgagee. Upon any such foreclosure sale, Mortgagee may bid for and purchase the Mortgaged Property and, upon compliance with the terms of sale and applicable law, may hold, retain and possess and dispose of such property in its own absolute right without further accountability to Mortgagor.

         2.07 Waiver of Appraisement, Valuation, Stay, Extension and Redemption Laws. Mortgagor agrees to the full extent permitted by law that in case of a default on its part hereunder, neither Mortgagor nor anyone claiming through or under it shall or will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption laws as now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Mortgage, or the absolute sale of the Mortgaged Property or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereat, and Mortgagor, for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may lawfully so do, the benefit of all such laws, and any and all right to have the assets comprising the Mortgaged Property marshalled upon any foreclosure of the lien hereof and agrees that Mortgagee or any court having jurisdiction to foreclose such lien may sell the Mortgaged Property in part or as an entirety.

         2.08 Receiver. If an Event of Default shall have occurred, Mortgagee, to the extent permitted by law and without regard to the value or occupancy of the Mortgaged Property, shall be entitled as a matter of right if it so elects to the appointment of a receiver to enter upon and take possession of the Mortgaged Property and to collect all rents, revenues, issues, income, products and profits thereof and apply the same as the court may direct. The receiver shall have all rights and powers permitted under the laws of the state where the Land is located and such other powers as the court making such appointment shall confer. The expenses, including the receiver's fees, attorney's fees, costs and agent's compensation, incurred pursuant to the powers herein contained shall be secured by this Mortgage and become part of the Secured Indebtedness, bear interest at the rate provided in the Note and be immediately due and payable. The right to enter and take possession of and to manage and operate the Mortgaged Property, and to collect the rents, issues and profits thereof, whether by a receiver or otherwise, shall be cumulative to any other right or remedy hereunder or afforded by law, and may be exercised concurrently therewith or independently thereof. Mortgagee shall be liable to account only for such rents, issues and profits actually received


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                         MORTGAGE AND SECURITY AGREEMENT
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

by Mortgagee. Notwithstanding the appointment of any receiver or other custodian, Mortgagee shall be entitled as pledgee to the possession and control of any cash, deposits, or instruments at this time held by, or payable or deliverable under the terms of this Mortgage, to Mortgagee.

         2.09 Suits to Protect the Mortgaged Property. Mortgagee shall have the power and authority to institute and maintain any suits and proceedings as Mortgagee may deem advisable (a) to prevent any impairment of the Mortgaged Property by any acts which may be unlawful or any violation of this Mortgage,
(b) to preserve or protect its interest in the Mortgaged Property, and (c) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order might impair the security hereunder or be prejudicial to Mortgagee.

         2.10 Delay or Omission No Waiver. No delay or omission of Mortgagee or of any holder of the Note to exercise any right, power or remedy accruing upon any Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to waive any such Event of Default or to constitute acquiescence therein. Every right, power and remedy given to Mortgagee may be exercised from time to time and as often as may be deemed expedient by Mortgagee.

         2.11 No Waiver of One Default to Affect Another. No waiver of any Event of Default hereunder shall extend to or affect any subsequent or any other Event of Default then existing, or impair any subsequent or any other Event of Default then existing, or impair any rights, powers or remedies consequent thereon. If Mortgagee (a) grants forbearance or an extension of time for the payment of any of the Secured Indebtedness; (b) takes other or additional security for the payment thereof; (c) waives or does not exercise any right granted in the Note, this instrument or any other instrument securing the Note; (d) releases any part of the Mortgaged Property from the lien of this instrument, or any other instrument securing the Note; (e) consents to the filing of any map, plat or replat of the Land; (f) consents to the granting of any easement on the Land; or
(g) makes or consents to any agreement changing the terms of this instrument or subordinating the lien or any charge hereof, no such act or omission shall release, discharge, modify, change or affect the original liability under the Note, this Mortgage or otherwise of any party liable thereunder or hereunder or any subsequent purchaser of the Mortgaged Property or any part thereof or any maker, co-signer, endorser, surety or guarantor. No such act or omission shall preclude Mortgagee from exercising any right, power or privilege herein granted or intended to be granted in case of any Event of Default then existing or of any subsequent Event of Default. In the event of the sale or transfer by operation of law or otherwise of all or any part of the Mortgaged Property, Mortgagee, without notice to any person, firm or corporation, is hereby authorized and empowered to deal with any such vendee or transferee with reference to the Mortgaged Property or the Secured Indebtedness, or with reference to any of the terms or conditions hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any of the liabilities or undertakings hereunder.

         2.12 Discontinue Proceedings; Position of Parties Restored. If Mortgagee shall have proceeded to enforce any right or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to Mortgagee, then and in every such case Mortgagor and Mortgagee shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Mortgagee shall continue as if no such proceeding had occurred or had been taken.


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                         MORTGAGE AND SECURITY AGREEMENT
                                  Page 10 of 16

         2.13 Remedies Cumulative. No right, power or remedy conferred upon or reserved to Mortgagee by the Note, this Mortgage or any other instrument securing the Note is exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or under the Note or any other instrument securing the Note, now or hereafter existing at law, in equity or by statute.

                                  ARTICLE THREE
                            MISCELLANEOUS PROVISIONS

         3.01 Heirs, Successors, and Assigns Included in Parties. Whenever one of the parties hereto is named or referred to herein, the heirs, successors and assigns of such party shall be included and all covenants and agreements contained in this Mortgage, by or on behalf of Mortgagor or Mortgagee, shall bind and inure to the benefit of their respective heirs, successor and assigns, whether so expressed or not.

         3.02      Addresses for Notices, etc.

                  (a) Any notice, report, demand or other instrument authorized or required to be given or furnished under this Mortgage to Mortgagor or Mortgagee shall be deemed given or furnished when addressed to the party intended to receive the same, at the address of such party on the first page hereof, and delivered at such address or deposited in the United States mail as first class certified mail, return receipt requested, postage paid, whether or not the same is actually received by such party.

                  (b) Either party may change the address to which any such notice, report, demand or other instrument is to be delivered or mailed, by furnishing written notice of such change to the other party, but no such notice of change shall be effective unless and until received by such other party.

         3.03 Headings. The headings of the articles, sections, paragraphs and subdivisions of this Mortgage are for convenience of reference only, are not to be considered a part hereof, and shall not limit or expand or otherwise affect any of the terms hereof.

         3.04 Invalid Provisions to Affect No Others. In the event any of the covenants, agreements, terms or provisions contained in the Note, this Mortgage or any other instrument securing the Note shall be invalid, illegal or unenforceable in any respect, the validity of the remaining covenants, agreements, terms or provisions contained herein and in the Note and any other instrument securing the Note shall be in no way affected, prejudiced or disturbed thereby.

         3.05 Changes, etc. Neither this Mortgage nor any term hereof may be changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by the party against which enforcement of the change, waive, discharge or termination is sought. Any agreement hereafter made by Mortgagor and Mortgagee relating to this Mortgage shall be superior to the rights of the holder of any intervening lien or encumbrance.

         3.06 Governing Law. The performance required by this instrument shall, insofar as is possible, be rendered to Mortgagee at its office in Naples, Florida. Mortgagor and Mortgagee intend that the validity and construction of the obligations secured by this instrument and the enforcement of this Mortgage shall be governed by the laws of the State of Florida. Should any obligation or


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                         MORTGAGE AND SECURITY AGREEMENT
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

remedy under this instrument be invalid or unenforceable under the laws provided herein to govern, then the laws of another state whose laws can validate and apply to this instrument shall apply.

         3.07 Default Rate. The Default Rate shall be the rate of interest provided in the Note, on the amount of the Secured Indebtedness, as of the date of an Event of Default.

         3.08 Remedies. Mortgagee shall have the right from time to time to sue for any sums, whether interest, principal or any installment of either or both, taxes, penalties, or any other sums required to be paid under the terms of this Mortgage, as the same become due, without regard to whether or not all of the Secured Indebtedness shall be due on demand, and without prejudice to the right of Mortgagee thereafter to enforce any appropriate remedy against the Mortgagor, including an action of foreclosure, or any other action, for a default or defaults by Mortgagor existing at the time such earlier action was commenced.

         3.09 Rights of Mortgagee. The rights of Mortgagee, granted and arising under the clauses and covenants contained in this Mortgage and the Note, shall be separate, distinct and cumulative of other powers and rights herein granted and all other rights which Mortgagee may have in law or equity, and non of them shall be in exclusion of the others; and all of them are cumulative to the remedies for collection of indebtedness, enforcement of rights under mortgages, and preservation of security as provided at law. No act of Mortgagee shall be construed as an election to proceed under any one provision herein or under the Note to the exclusion of any other provision, or an election of remedies to the bar of any other remedy allowed at law or in equity, anything herein or otherwise to the contrary notwithstanding.

         3.10 Covenants of Mortgagor. The covenants of Mortgagor herein are covenants running with the land and the title to the Mortgaged Property and touch and concern the Mortgaged Property.

                                  ARTICLE FOUR
                               LENDING PROVISIONS

         4.01. Future Advances. The total amount of indebtedness that may be so secured may decrease or increase from time to time during a period not to exceed twenty (20) years from the date of this Mortgage, but the total unpaid balance so secured at one time shall not exceed One Million and 00/100 Dollars ($1,000,000.00) plus interest thereon, and nay disbursements made for the payment of taxes, levies or insurance on the Mortgaged Property, with interest on such disbursements at the Default Rate.

         4.02. Performance of Labor or Furnishing of Material. Nothing in this instrument shall: (i) constitute any consent or request by Mortgagee, express or implied, for the performance of any labor or services or the furnishing of any material or other property in respect of the Mortgaged property or any part thereof, or (ii) give Mortgagor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Mortgagee, or the holder of the Note in respect thereof or any claim that any claim of lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the lien of this instrument.

         4.03. Interest Rate. Mortgagor and Mortgagee acknowledge and agree that Mortgagee is a national banking association, chartered under the laws of the United States of America, located in



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the State of Florida, and that under Section 85 of Title 12 of the United States
Code, the maximum rate of interest which Mortgagee may take, receive, reserve and charge on the Secured Indebtedness shall be determined in accordance with the laws of the State of Florida. In no event shall the amount of interest (including any prepaid interest or other charges or fees held to be interest by a court of competent jurisdiction) accrue to be payable under the Note exceed the highest contract rate of interest allowed by applicable law for the time such indebtedness shall be outstanding and unpaid, and if by reason of the acceleration of maturity of the Secured Indebtedness, or for any other reason, interest in excess of such highest legal rate shall be due and paid, any such excess shall constitute and be treated as a payment on the principal evidenced by the Note and shall operate to reduce such principal by the amount of such excess, or if in excess of the principal indebtedness, such excess shall be waived or refunded to the undersigned. It is the express intent hereof that the undersigned not pay and Holder of the Note not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be legally paid by the Mortgagor under applicable law.

         4.04. Hazardous or Toxic Materials. Mortgagor expressly represents to Mortgagee that to the best of its knowledge the Mortgaged Property has not in the past been used, is not presently being used, and will not in the future be used for the handling, storage, transportation, or disposal of hazardous or toxic materials except as permitted by law and approved in advance by Mortgagee and that no spillage or leakage of such substances has occurred on the Mortgaged Property. Mortgagor agrees to indemnify, defend and hold Mortgagee harmless from and against any loss, liability, or damages to Mortgagee, including without limitation attorneys' fees, incurred by Mortgagee as a result of such past, present or future use, handling, storage, transportation, disposal, spillage or leakage of hazardous or toxic materials.

                  Mortgagee, at Mortgagee's sole option at any time that Loan proceeds remain outstanding, may obtain, at Mortgagor's expense, a satisfactory report from a reputable environmental consultant of Mortgagee's choice as to whether the Mortgaged Property has been or presently is being used for the handling, storage, transportation, or disposal of hazardous or toxic materials and that no spillage or leakage of such materials has occurred on the Mortgaged Property.

                  In the event Mortgagee requests such a report and said report indicates such past or present use, handling, storage, transportation, disposal, spillage or leakage, Mortgagee may require that all violations of law with respect to hazardous or toxic materials be corrected and/or that Mortgagor obtain all necessary environmental permits within thirty (30) days of Mortgagee's notice to Mortgagor or Mortgagor's discovery of a violation(s), whichever occurs sooner, provided, however, if such violation(s) cannot be corrected or such permit obtained within such thirty (30) day period, and provided Mortgagor commences the necessary corrective action within such thirty
(30) day period and diligently pursues compliance or work necessary to obtain necessary permits, Mortgagor shall have a reasonable time, not to exceed ninety
(90) days, to correct such condition or to obtain required permits within such time periods shall constitute a default hereunder entitling Mortgagee to the remedies provided herein.


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                         MORTGAGE AND SECURITY AGREEMENT
                                  Page 13 of 16

                  IN WITNESS WHEREOF, the undersigned has caused this instrument to be signed and sealed the day and year first above written.


WITNESSES:                               CERTIFIED DIABETIC SUPPLIES INC., a
                                         Florida corporation


    /s/ DAVID N. MORRISON                By:     /s/ PETER J. FISCINA
-----------------------------               ---------------------------------
Witness #1                                     Peter J. Fiscina
                                         Its:  President
    David N. Morrison
-----------------------------
(Type or Print Name)
   /s/ TRACY L. GONSALVES
-----------------------------
Witness #2
    Tracy L. Gonsalves
-----------------------------
(Type or Print Name)



STATE OF        FLA
        ----------------

COUNTY OF     COLLIER
         ---------------


                  The foregoing instrument was acknowledged before me this 31st day of May, 1996 by Peter J. Fiscina, as President of CERTIFIED DIABETIC SUPPLIES INC., a Florida corporation, on behalf of the corporation. He is personally known to me or has produced ____________________________________________________________ (type of identification) as identification and did (did not) take an oath. NOTE: If a type of identification is not inserted in the blank provided, then the person executing this instrument was personally known to me. If the words in the parenthetical "did not" are not circled, then the person executing this instrument did take an oath.



                                            /s/ DAVID N. MORRISON
                                            ---------------------------------
                                            Signature

                                            /s/ David N. Morrison
                                            ---------------------------------
                                            (Type or Print Name of Acknowledger)


                                            ---------------------------------
                                            (Title or Rank)


                                            ---------------------------------
                                            (Serial Number, if any)




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                         MORTGAGE AND SECURITY AGREEMENT
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


                                   EXHIBIT "A"


Lots 62 and 63, J & C INDUSTRIAL PARK, an unrecorded plat in Section 11, Township 49 South, Range 25 East, Collier County, Florida, more particularly described as follows:

Parcel 62

Commencing at the West 1/4 corner of Section 11, Township 49 South, Range 25 East, Collier County, Florida; thence along the West line of said Section 11, N 0(Degree) 10' 36" W, 1864.95 feet to the Northerly right-of-way line of a road; thence along said right-of-way line N 89(Degree) 28' 18" E, 1680.26 feet for a Place of Beginning: thence N 0(Degree) 31' 42" W, 150.09 feet; thence N 89(Degree) 25' 20" E, 100.00 feet; thence S 0(Degree) 31' 42" E 150.18 feet to said right-of-way line; thence S 89(Degree) 28' 18" W, 100.00 feet to the Place of Beginning; being part of the North 1/2 of Section 11, Township 49 South, Range 25 East, Collier County, Florida.

Parcel 63

Commencing at the West 1/4 corner of Section 11, Township 49 South, Range 25 East, Collier County, Florida; thence along the West line of said Section 11, N 0(Degree) 10' 36" W, 1829.95 feet to the centerline of a road; thence along said centerline, N 89(Degree) 28' 18" E, 1580.47 feet for a Place of Beginning; thence N 0(Degree) 31' 42" W, 185.01 feet; thence N 89(Degree) 25' 20" E, 100.00 feet; thence S 0(Degree) 31' 42" E, 185.00 feet to said centerline; thence S 89(Degree) 28' 18" W, 100.00 feet to the Place of Beginning, being part of the North 1/2 of Section 11, Township 49 South, Range 25 East, Collier County, Florida.


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                         MORTGAGE AND SECURITY AGREEMENT
                                  Page 15 of 16

                                   EXHIBIT "B"

                              PERMITTED EXCEPTIONS
                              --------------------

1. Restriction regarding ingress and egress as contained in Warranty Deed recorded in O.R. Book 1365, Page 943.

2. Restrictions contained in O.R. Book 472, Page 794.

3. Road Easement over the Southerly 35 feet, as evidenced in O.R. Book 578, Page 222.

4. Drainage Easement along the North 15 feet to Collier County, as recorded in O.R. Book 1419, Page 1876.

5. Terms, conditions and rights contained in Grant of Easement recorded in O.R. Book 1691, Page 119.

6. Resolution creating the Pine Ridge Industrial Park Area Improvement Assessment District recorded in O.R. Book 1153, Page 431.






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                         MORTGAGE AND SECURITY AGREEMENT
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